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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)        November 22, 2005
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                   WILLBROS EMPLOYEES' 401(k) INVESTMENT PLAN
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             (Exact Name of Registrant as Specified in Its Charter)

                                 Not Applicable
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                 (State or Other Jurisdiction of Incorporation)

           333-21399                                  Not Applicable
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    (Commission File Number)                (IRS Employer Identification No.)

             4400 Post Oak Parkway, Suite 1000, Houston, Texas 77027
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     (Address of Principal Executive Offices)               (Zip Code)

                                 (713) 403-8000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                EXPLANATORY NOTE

         THE WILLBROS EMPLOYEES' 401(k) INVESTMENT PLAN (THE "PLAN") IS FILING THIS AMENDMENT NO. 1 ON FORM 8-K/A TO AMEND ITS CURRENT REPORT ON FORM 8-K FILED ON NOVEMBER 17, 2005 (THE "ORIGINAL 8-K"), SOLELY FOR THE PURPOSE OF CORRECTING THE DATE OF THE EXHIBIT 16 LETTER FROM KPMG FROM NOVEMBER 16, 2005 TO NOVEMBER 17, 2005, THE REFERENCE IN SUCH LETTER TO THE DATE OF THE ORIGINAL 8-K, AND THE REFERENCE IN ITEM 9.01(d) OF THE ORIGINAL 8-K TO THE DATE OF SUCH LETTER.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

       (d)      The following exhibit is filed herewith:

                16    Letter from KPMG dated November 17, 2005.





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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WILLBROS EMPLOYEES' 401(k)
                                         INVESTMENT PLAN


Date:  November 22, 2005              By:     /s/ Dennis G. Berryhill
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                                           Dennis G. Berryhill
                                           Willbros Employee Benefits Committee



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                                  EXHIBIT INDEX


Exhibit No.                Description
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16                         Letter from KPMG dated November 17, 2005.